Bank of America
Merrill Lynch
Industrials Conference

December 6, 2011
Exhibit 99.1

Company Overview
All financial data are for the quarter and year-to-date period ending September 30, 2011 and for the year ending December 31, 2010. Data are presented in millions of U.S. dollars except for earnings per share on a GAAP basis. 9 month 2011 results include a $181 million gain associated with the remeasurement of Olin’s SunBelt interest, or $1.30 per share. Additional information is available at www.olin.com.
Winchester
Chlor Alkali
Third Largest North American Producer of
Chlorine and Caustic Soda
 Q3 2011 9Mos 2011 FY 2010
Revenue:  $ 386 $ 1,066 $ 1,037
Income:   $ 77 $ 195 $ 117
A Leading North American Producer of Small
Caliber Ammunition
 Q3 2011 9Mos 2011 FY 2010
Revenue:  $ 164 $ 450 $ 549
Income:   $ 13 $ 37 $ 63
Revenue:    $ 550 $ 1,515 $ 1,586
EBITDA:   $ 103 $ 449 $ 188
Pretax Operating Inc.:  $ 69 $ 353 $ 77
EPS (Diluted):   $ .58  $ 2.76 $ .81
  Q3 2011 9Mos 2011 FY 2010
Olin

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Strategically positioned facilities
• Diverse end customer base
• Favorable industry dynamics
• Leading producer of industrial bleach with additional growth opportunities
• Pioneer and SunBelt acquisition synergies improved chlor-alkali price structure
• Winchester’s leading industry position
• 340th consecutive quarterly dividend on 12/9/11, yield +4%

Chlor Alkali Segment
ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and 0.3 tons of hydrogen.
North
American
Position
Percent
of 2010
Revenue
#2
#3
#1
Industrial
#1
Merchant
#1
Burner
Grade
42%
10%
4%
11%
32%
1%
Chlor Alkali Manufacturing Process
BRINE + ELECTROLYSIS = OUTPUTS
Caustic Soda - 1.13 Tons
(Sodium Hydroxide)
(Potassium Hydroxide)
Bleach
(Sodium Hypochlorite)
Chlorine - 1 Ton
Potassium Chloride
 or
 Sodium Chloride
KOH - 1.59 Tons
HCl
(Hydrochloric Acid)
Hydrogen Gas - 0.3 Tons
 KOH
 or
 Caustic Soda
Chlorine
Hydrogen
1.8 Tons Salt &
.5 Tons Water
2.8 Megawatts Electricity

2010 North America Chlorine Capacity (000 short tons)
4,000
3,000
2,000
1,000
3,895
3,421
2,154
1,852
810
470
367
341
329
275
231
926
Dow
Oxy
Olin
PPG
Formosa
Ga Gulf
Shintech
Bayer
Mexichem
Westlake
Canexus
Others
Other
Salt-to-Bleach
Mercury
Membrane
Diaphragm

Olin is #3 Chlor-alkali Producer
Source: CMAI/Olin - 2010 year-end figures
Oxy includes OxyVinyls, PPG excludes Equa-Chlor and Olin includes 100% of SunBelt.

Mercury Transition Plan
• The North American Chlor Alkali industry has been moving
 away from manufacturing chlorine and caustic soda using
 mercury cell technology due to customer product de-selection and threats of potential legislation
• Olin currently operates 2 mercury cell plants representing approximately 360,000 ECUs or 17% of our total capacity
• By the end of 2012, Olin expects to convert 200,000 ECUs
 of mercury cell technology to membrane technology and will
 shutdown the remaining 160,000 ECUs
• Estimated cost is $160 million over 2 years, aided by $41
 million of low-cost Tennessee-sponsored tax-exempt debt

18
16
14
12
10
8
6
4
2
North America Chlorine Capacity in (mm MT)

 Capacity Rationalization
Favorable Industry Dynamics
Target
Acquisition
Date
Position
2007
2004
• Acquired by Olin
• 725,000 Short Tons ECU Capacity
• 4.7% of North American capacity
• Acquired by OxyChem
• 859,000 Short Tons ECU Capacity
• 5.5% of North American capacity
Source: CMAI.
Pioneer
Vulcan
 Industry Consolidation
1.4 mm MT
net capacity
reduction; or
9% of 2000
capacity
mmMT
14.2
15.6
2010
2000
2010
• Acquired by Cydsa/Iquisa
• 45,000 Short Tons ECU Capacity
Mexichem
2011
• Olin acquired SunBelt interest
• 176,000 Short Tons ECU Capacity
PolyOne
Olin announced capacity reductions expected to be in place by 12/31/2012
2011
• Acquired by PPG
• 70,000 Short Tons ECU Capacity
Equa-Chlor

• On February 28, 2011, Olin purchased PolyOne’s 50%
 interest in SunBelt for $132.3 million in cash plus the
 assumption of a PolyOne guarantee related to the SunBelt
 Partnership debt
• Olin and PolyOne agreed to a three-year earn out based on
 the performance of SunBelt
• The SunBelt 352,000 ton membrane plant located within
 Olin’s McIntosh, AL facility, which has been operated by
 Olin since 1997, is now 100% owned by Olin
• Olin recorded a pretax gain of approximately $181 million
 and a deferred tax expense of $76 million as a result of an accounting remeasurement associated with the value of its
 original 50% interest in the SunBelt Partnership
Acquisition of PolyOne’s
Interest in SunBelt

SunBelt Acquisition Benefits
• Olin expects the acquisition to be accretive to both
 EBITDA and earnings in 2011
• SunBelt currently has the lowest cash manufacturing
 costs in the Olin system
• SunBelt has a long-term contract for 250,000 tons of
 chlorine per year
• During Q3 2011, SunBelt contributed approximately
 $12 million of incremental Chlor Alkali segment
 earnings
• Expected annual synergies of $5-10 million associated
 with increased use of low cost capacity and increased
 sales of membrane grade caustic soda

Exports, 3%
Distribution & Other, 23%
Vinyls, 36%
Water Treatment, 7%
Pulp & Paper, 1%
Inorganics, 6%
Chlorinated Intermediates, 4%
Urethanes (MDI/TDI), 7%
Organics, 14%

Distribution & Other, 6%
Water Treatment, 24%
Vinyls, 23%
Organics, 4%
Pulp & Paper, 2%
Urethanes (MDI/TDI), 15%
Inorganics, 26%

Exports, 14%
Pulp & Paper, 22%
Others, 8%
Water Treatment, 3%
Alumina, 3%
Organic Chemicals, 19%
Inorganic Chemicals, 20%
Textiles & Detergents, 10%

Others, 8.3%
Exports, 0.5%
Water Treatment, 14.3%
Pulp & Paper, 37.2%
Inorganic Chemicals, 18.4%
Alumina, 3.2%
Textiles & Detergents, 0.5%
Organic Chemicals, 17.7%

Diverse Customer Base
Chlorine
Caustic Soda
North American Industry
Olin Corporation
Source: CMAI and Olin 2010 demand. Includes sales of SunBelt.
Chlorine: “Organics” includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. “Inorganics” includes: Titanium dioxide and bromine.
Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

McIntosh, AL
Chlor Alkali Plants
Chlor Alkali & Bleach Plants

Bleach Plants
39
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour,
Quebec
Olin’s Geographic Advantage
Location	Chlorine Capacity (000s Short Tons)
McIntosh, AL	426 Diaphragm
McIntosh, AL - SunBelt	352 Membrane
Becancour, Quebec	252 Diaphragm 65 Membrane
Niagara Falls, NY	300 Membrane
Charleston, TN(1)	260 Mercury
St. Gabriel, LA	246 Membrane
Henderson, NV	153 Diaphragm
Augusta, GA(1)	100 Mercury
Total	2,154
• Access to regional customers including bleach and water treatment
• Access to alternative energy sources
 – Coal, hydroelectric, nuclear, natural gas
(1) Announced the conversion of 200,000 tons of mercury cell technology to membrane cell technology at the Charleston, TN facility and the closure of the mercury cell facility in Augusta, GA, both are expected to be completed by 12/31/12.

Why Industrial Bleach?
• Olin is the leading North American bleach producer with 18% market share and current installed capacity to service 25% of the market with low-cost expansion opportunities
• Bleach utilizes both chlorine and caustic soda in an ECU ratio
• Bleach commands a premium price over an ECU
• Demand is not materially impacted by economic cycles
• Regional nature of the bleach business benefits Olin’s geographic diversity, further enhanced by Olin’s proprietary railcar technology to reach distant customers
• Low salt, high strength bleach investments will lower freight costs
• Bleach volumes accounted for almost 10% of total 2010 ECUs produced; these volumes are expected to grow to 15% to 20%

Chlor-Alkali Outlook
• Q3 2011 ECU netbacks(1) of $590 are up sequentially for the eighth consecutive quarter and $40 higher than the prior quarter
• Positive price momentum from 2010 has continued in 2011:
     Chlorine  Caustic Soda
 2010 Increases  $ 50  $ 300
 Q1 2011   $ 60  $ 100
 April 2011    $ 50
 June 2011    $ 25 (TVA)
 August 2011    $ 65
 November 2011    $ 80
• Q3 2011 operating rates remained at 85% despite several planned and unplanned outages during the quarter
• Q4 2011 pricing and operating rates are expected to decrease as normal seasonal weakness in the industry occurs
(1) ECU netback = Price of 1 ton of Chlorine + 1.1 x price of 1 ton of Caustic Soda - Freight cost

Winchester Segment
Winchester Strategy
• Leverage existing strengths
 – Seek new opportunities
 to leverage the
 legendary Winchester®
 brand name
 – Investments that
 maintain Winchester as
 the retail brand of
 choice, and lower costs
• Focus on product line
 growth
 – Continue to develop
 new product offerings
• Provide returns in excess of
 cost of capital
Hunters & Recreational Shooters
Products	Retail	Distributors	Mass Merchants	Law Enforcement	Military	Industrial
Rifle	✓	✓	✓	✓	✓	N/A
Handgun	✓	✓	✓	✓	✓	N/A
Rimfire	✓	✓	✓	✓	✓	✓
Shotshell	✓	✓	✓	✓	✓	✓
Components	✓	✓	✓	✓	✓	✓
Brands

Favorable Industry Dynamics
Commercial
• Economic environment leading to personal security concerns
• Fears of increased gun/ammunition control due to change in administration
• New gun and ammunition products
• Strong hunting activity in weak economy, driven by cost/benefit of hunting for food and increased discretionary time
Law
Enforcement
• Significant new federal agency contracts and solid federal law enforcement funding
• Higher numbers of law enforcement officers and increase in federal agency hiring
• Increased firearms training requirements among state and local law enforcement agencies
Military
• Sustained high demand for small caliber ammunition due to wars in Iraq and
 Afghanistan
• Awarded 5 year contract to supply the US Army 5.56mm, 7.62mm and 50 caliber ammunition; expected to generate $300 million in revenues over the contract term

Winchester
• Q3 2011 segment earnings of $13.1 million include restructuring charges associated with the move of centerfire operations to Oxford, MS and higher commodity costs versus Q3 2010
• In response to higher metals costs, Olin and two other North American producers announced price increases that became effective in June or
 July
• The U.S. Army awarded Winchester a 5 year contract to produce .50 caliber, 5.56mm and 7.62mm ammunition beginning Q1 2012 providing expected revenues of approximately $300 million
• As a result of the continued stronger than expected demand, we see no indication that the normal 20% to 30% reduction in demand that typically follows a surge will occur following this buying surge
• Last quarter, a 5.5 year labor agreement was reached with the East
 Alton, IL unions that will facilitate a smooth transition to Oxford

Centerfire Relocation
• The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010
• The controlled relocation process is expected to take up to 5 years to complete assuring high quality product is available for our customers.
• Successful equipment relocation began in Q3 2011
• In 2011, we expect a $4 to $5 million negative pretax impact on earnings associated with the relocation project
• Annual operating costs are forecast to be reduced by $30
 million once the move is complete
• The net project cost is estimated to be $80 million, of which approximately $50 million is related to capital expenditures
• $42 million of low-cost Mississippi-sponsored tax-exempt
 debt has been made available to the company

Financial Highlights
• Strong Balance Sheet
 – The Q3 2011 cash balance of $390 million reflects the use of
 $132 million to acquire PolyOne’s 50% interest in SunBelt
 and approximately $71 million for working capital
 – Pension plans remain fully funded with no contributions
 expected until at least 2013
 – 2011 CAPEX is forecast to be $255 million, approximately
 65% relates to the mercury conversion and Oxford relocation
• Profit Outlook
 – ECU pricing trends are positive driven by caustic increases
 – Higher margin bleach business is growing
 – Acquisition of PolyOne’s interest in SunBelt is expected to be significantly accretive to EBITDA and earnings in 2011

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking
 statements and actual results could differ
 materially from those anticipated in the forward-
 looking statements. Some of the factors that could
 cause actual results to differ are described in the
 business and outlook sections of Olin’s Form 10-K
 for the year ended December 31, 2010 and in
 Olin’s Third Quarter 2011 Form 10-Q. These
 reports are filed with the U.S. Securities and
 Exchange Commission.